UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 8, 2007

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On August 8, 2007, the Registrant published a press release summarizing financial information of the Registrant for the second quarter ended June 30, 2007.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On August 8, 2007, the Registrant published a press release announcing the appointment of Brian G. Donaghy as President and Chief Operating Officer and James K. Wiseman, III, as Vice President of ISA Recycling in addition to describing the employment contract for Mr. Donaghy approved by the Registrant's Board of Directors.  The Registrant also announced the purchase of certain trucking assets from Mr. Donaghy's company.  The Registrant provided more detail related to the items discussed in the press release in its Form 8-K filed with the Securities and Exchange Commission on August 8, 2007.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibit 99.1	Press Release for Results of Operations and Financial Condition for Second Quarter ended June 30, 2007

	Exhibit 99.2	Press Release announcing Appointment of President and Chief Operating Officer, Purchase of Certain Trucking Assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: August 9, 2007		By:	/s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer